United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 1997


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                       1-4668                      NONE
State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA             NONE
        (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

          Coastal Petroleum Company, the Company's majority owned subsidiary, advised the State of Florida that its petroleum consultants have evaluated the offshore St. George Island prospect and have estimated the structure to contain
2.19 billion barrels of oil in place with 546 million barrels recoverable. The Company disclosed this evaluation in connection with a pending drilling permit application to test the prospect

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)  Exhibits

               (99)  Additional Exhibits

                     (a)  Press release of the registrant dated August 27, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                     (Registrant)



                                         By /s/ Benjamin W. Heath
                                                Benjamin W. Heath
                                                President


Date:  September 2, 1997